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                                                                    EXHIBIT 10.1


                      AGREEMENT FOR APPOINTMENT OF TRUSTEE
                        AND TERMINATION OF PENSION PLAN


         This is an AGREEMENT between the Pension Benefit Guaranty Corporation ("PBGC") and Fleming Companies, Inc. (the "Company").

                                    RECITALS

         A. PBGC is a United States government agency established by Title IV of the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. Sections 1301-1461 ("ERISA").

         B. The Company is a corporation organized under the laws of Oklahoma, with its principal place of business located in Lewisville, Texas.

         C. Effective January 1, 1975, the Company established the Consolidated Past Service Retirement Plan of Fleming Companies and Its Subsidiaries. The Consolidated Past Service Retirement Plan of Fleming Companies and Its Subsidiaries was subsequently amended and is now known as the Fleming Companies, Inc. Pension Plan ("Plan").

         D. The Plan is a defined benefit plan to which 29 U.S.C. Section 1321(a) applies and is not exempt under 29 U.S.C. Section 1321(b). The Plan is therefore covered by Title IV of ERISA.

         E. The Company is the administrator of the Plan within the meaning of 29 U.S.C. Sections 1002(16) and 1301(a)(1).

         F. The Company is a contributing sponsor of the Plan within the meaning of 29 U.S.C. Section 1301(a)(13).

         G. On October 31, 2003, the Company issued to Plan participants and other affected parties a notice of its intent to terminate the Plan effective January 1, 2004.

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         H. PBGC has determined that the Plan meets the distress termination requirements under 29 U.S.C. Section 1341(c)(2)(B), and, pursuant to 29 U.S.C.
Section 1341(c)(3)(A)(i), that PBGC is unable to determine that the Plan is sufficient for guaranteed benefits.

         NOW THEREFORE, THE PARTIES AGREE:

         1.       The Plan is terminated under 29 U.S.C. Section 1342(c).

         2.       The Plan termination date is January 1, 2004, under 29 U.S.C.
                  Section 1348.

         3.       PBGC is appointed as trustee of the Plan under 29 U.S.C.
                  Section 1342(c).

         4. The Company and any other person having possession or control of any records, assets, or other property of the Plan shall convey and deliver to PBGC such records, assets, or property.

         5. PBGC will have, with respect to the Plan, all of the rights and powers of a trustee specified in ERISA or otherwise granted by law.


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         The persons signing this Agreement are authorized to do so. The
Agreement will take effect on the date the last person signs below.

                                            FLEMING COMPANIES, INC.


Dated: 2/6/04                               By: /s/ CARLOS HERNANDEZ
                                                --------------------------------
                                                Carlos Hernandez
                                                General Counsel



                                            PENSION BENEFIT GUARANTY CORPORATION



Dated: 2/12/04                              By: /s/ MARY AVERILL
                                                --------------------------------
                                                Mary Averill
                                                Auditor